Own Shares	12 Months Ended
Dec. 31, 2024
Disclosure Of Treasury Shares [Abstract]
Own Shares	27 Own Shares
As at 31 December 2024, the Group (through the Employee Benefit Trust) held 1,930,957 (2023:
2,024,308) non-voting ordinary shares purchased at a total cost of $23.2m (2023: $9.8m). This amount is shown as a debit balance within total equity. The movement in 2024 consists of the issuance of 875,171 non-voting ordinary shares to the holder of warrants issued in 2012, which were subsequently redesignated into ordinary shares and repurchased at a total cost of $19.8m. The purchase cost is offset by the vesting of ordinary shares at a cost of $6.4m under the Deferred Bonus Plan. Refer to note 28,
Share Capital, for further detail in relation to the share redesignation of non-voting ordinary shares into ordinary shares as a result of the IPO.